Share-Based Compensation and USF Holding Corp. Common Share Issuances	12 Months Ended
Dec. 29, 2012
Share-Based Compensation and USF Holding Corp. Common Share Issuances
15.	SHARE-BASED COMPENSATION AND USF HOLDING CORP. COMMON SHARE ISSUANCES

The Stock Incentive Plan provides for the sale of USF Holding Corp. common shares to US Foods’ named executive officers, other key employees and directors as well as the grant of (i) share options to purchase common shares, (ii) share appreciation rights and (iii) restricted shares of USF Holding Corp. to certain individuals. The Board of Directors of USF Holding Corp., or the Compensation Committee of the Board, is authorized to select the officers, employees and directors eligible to participate in the Stock Incentive Plan and either the Board or the Compensation Committee may determine the specific number of shares to be offered or options, share appreciation rights or restricted shares to be granted to an individual employee or director. A maximum of approximately 31.5 million shares is reserved for issuance under the Stock Incentive Plan.

The Company measures compensation expense for share-based equity awards at fair value at the date of grant and recognizes compensation expense over the service period for awards expected to vest. Total compensation expense related to share-based payment arrangements was $4 million, $15 million and $3 million for 2012, 2011 and 2010, respectively. No share-based compensation cost was capitalized as part of the cost of an asset during 2012, 2011 and 2010. The total income tax benefit recorded in the consolidated statement of comprehensive loss was $1 million, $6 million, and $1 million during 2012, 2011 and 2010, respectively.

USF Holding Corp. Common Share Issuances — Certain employees of US Foods have purchased shares of USF Holding Corp., pursuant to a management stockholder’s agreement associated with the Stock Incentive Plan. These shares are subject to the terms and conditions (including certain restrictions) of each management stockholder’s agreement and other documents signed at the time of purchase, as well as transfer limitations pursuant to applicable law. The Company measures fair value of USF Holding Corp. shares on a quarterly basis using the combination of a market approach and an income approach. The share price determined for a particular quarter end is the price which employee purchases and company repurchases are made for the subsequent quarter. Shares were purchased by employees in 2012 at prices of $5.00 to $6.00 per share. Shares were purchased by employees in 2011 at prices of $5.00 and $5.50 per share. Shares were purchased by employees in 2010 at a price of $4.50 per share.

The related shares and net proceeds, including loan activity and share costs, of the employee share purchases, which were contributed to the Company by USF Holding Corp. in fiscal year 2012, were as follows (in thousands):

	Number of	Net Proceeds
Stock Incentive Plan — Employee Shares	Shares	Contributed
Issued and outstanding at December 31, 2011	7,169	$33,885
Issued	52	761
Repurchased	(436)	(2,724)

Outstanding at December 29, 2012	6,785	$31,922

Share Option Awards — The Company granted Time Options and Performance Options to purchase common shares of USF Holding Corp. to certain employees of the Company (collectively the “Options”). These Options are subject to the restrictions set forth in the Stock Option Agreements. Shares purchased pursuant to option exercises would be governed by the restrictions in the Stock Incentive Plan and management stockholder’s agreements. The Company also has the right, but not the obligation, to require employees to sell purchased shares back to the Company if such employees cease employment with the Company. USF Holding Corp. contributes shares to the Company upon exercise of options or grants of other awards.

The Time Options vest and become exercisable ratably over five years on the last day of each fiscal year end beginning with the fiscal year issued.

The Performance Options vest and become exercisable ratably over five years on the last day of each fiscal year end beginning with the fiscal year issued, provided that the Company achieves an annual operating performance target as defined in the applicable stock option agreements (“Stock Option Agreements”). The Stock Option Agreements also provide for “catch-up vesting” of the Performance Options if an annual operating performance target is not achieved, but a cumulative operating performance target is achieved. The Company did not achieve either the annual or cumulative operating performance target for 2012 and, accordingly, did not record a compensation charge for the Performance Options in 2012. The Company achieved the annual operating performance target in 2011 and recorded a compensation charge for the Performance Options in 2011. The Company did not achieve either the annual or cumulative operating performance target for 2010 and 2009 and, accordingly, did not record a compensation charge for the Performance Options in 2010 and 2009. In 2011, the prior year performance targets were modified and the Company recorded a vesting charge of $6 million for 2010 and 2009.

The Options are nonqualified options with exercise prices equal to the estimated value of a share of USF Holdings Corp. stock at the date of the grant. The Options have exercise prices of $4.50 to $6.00 per share and generally have a 10-year life. The fair value of each option award is estimated as of the date of grant using a Black-Scholes option-pricing model, using the fair value of our shares as an input.

The weighted-average assumptions for options granted for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are included in the following table:

	Year Ended	Year Ended	Year Ended
	December 29,	December 31,	January 1,
	2012	2011	2011
Expected volatility	35.0%	30.0%	30.0%
Expected dividends	0.0%	0.0%	0.0%
Risk-free rate	0.9%	1.2%	1.7%
Expected term (in years) 10-year options	6.7	6.5	6.1

Expected volatility is calculated based on the historical volatility of public companies similar to USF Holding Corp. The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero because we have not historically paid dividends and do not have any current plans to pay dividends. Due to a lack of relevant historical data, the simplified approach was used to determine the expected term of the options.

A summary of options outstanding as of December 29, 2012 and changes during the fiscal year then ended is presented below:

	Time Options	Performance Options	Total Options	Weighted- Average Fair Value	Weighted- Average Exercise Price	Weighted - Average Remaining Contractual Years
Outstanding at December 31, 2011	10,707,770	10,707,770	21,415,540	$1.99	$4.90
Granted	565,626	565,626	1,131,252	$2.05	$5.95
Exercised	(425,500)	(425,500)	(851,000)	$2.21	$5.00
Forfeited	(247,318)	(247,318)	(494,636)	$1.74	$4.99

Outstanding at December 29, 2012	10,600,578	10,600,578	21,201,156	$2.03	$4.93	7

Vested and exercisable at December 29, 2012	7,854,223	6,681,874	14,536,097	$2.09	$4.92	7

The weighted-average grant date fair value of options granted in 2012, 2011 and 2010 was $2.05, $1.75 and $1.74, respectively. In 2012, 2011 and 2010, the Company recorded $2 million, $14 million and $3 million, respectively, in compensation expense related to the Options. The stock compensation expense, representing the fair value of stock options vested during the year, is reflected on the Company’s consolidated statements of comprehensive loss in distribution, selling and administrative costs. During 2012, 425,550 Time Options and 425,550 Performance Options were exercised by terminating employees for a cash outflow of $0.9 million, representing the excess of fair value over exercise price. During 2011, 131,000 Time Options and 131,000 Performance Options were exercised by terminating employees for a cash outflow of $0.1 million, representing the excess of fair value over exercise price. No options were exercised during 2010. As of December 29, 2012, there was $13 million of total unrecognized compensation costs related to nonvested options expected to vest under the Stock Option Agreements. That cost is expected to be recognized over a weighted-average period of 3 years. As of December 29, 2012, 7 million nonvested options are expected to vest in future years.

Restricted Shares — Certain employees of the Company received 481,702, 251,111 and 467,223 Restricted Shares in 2012, 2011 and 2010, respectively, of USF Holding Corp. (“Restricted Shares”) granted pursuant to the Stock Incentive Plan. Restricted Shares vest and become exercisable ratably over periods of two to five years. Under certain circumstances, as defined in the Stock Incentive Plan, the Restricted Shares are subject to accelerated vesting if there is a change in control. The summary of nonvested Restricted Shares as of December 29, 2012 and changes during the fiscal year then ended is presented below:

		Weighted-
		Average
	Restricted	Fair
	Shares	Value
Nonvested at December 31, 2011	485,223	$5.50
Granted	481,702	6.00
Vested	(340,023)	6.00
Forfeited	(34,059)	6.00

Nonvested at December 29, 2012	592,843	$6.00

The weighted-average grant date fair values for Restricted Shares granted in 2012, 2011 and 2010 were $6.00, $5.50 and $4.50, respectively. Expense of $2 million, $1 million and $0.4 million related to the Restricted Shares was recorded in distribution, selling and administrative costs during 2012, 2011 and 2010, respectively. The total fair value of Restricted Shares vested during 2012 was $2 million. As of December 29, 2012, there was $3 million of unrecognized compensation cost related to the Restricted Shares that we expect to recognize over a weighted-average period of three years.

Equity Appreciation Rights — The Company has an Equity Appreciation Rights (“EAR”) Plan for certain employees. Each EAR represents one phantom share of the common stock of USF Holding Corp. The EARs become vested and payable, primarily, at the time of a qualified public offering of equity shares or a change in control. EARs are forfeited upon termination of the participant’s employment with the Company. The EARs will be settled in cash upon vesting and, accordingly, are considered liability instruments. Certain employees of the Company received 511,800 EARs during 2012 at an exercise price of $5.75 per share. As of December 29, 2012, there were a total of 1,941,300 EARs outstanding with a weighted average exercise price of $5.00 per share.

As the EARs are liability instruments, the fair value of the awards is remeasured each reporting period until the award is settled. Since vesting is contingent upon performance conditions currently not considered probable, no compensation costs have been recorded to date for the EARs.